Exhibit 1

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

The undersigned hereby agrees, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that a Joint Schedule 13D or Schedule 13G and any amendment thereto be filed on behalf of each signatory to the Scripps Family Agreement dated October 22, 1995, as amended, in respect of (a) the Class A Common Shares of The E. W. Scripps Company (“EWSCO”) and (b) the Class A Common Shares of Scripps Networks Interactive, Inc. (“SNI”).

Know all by these present, that the undersigned does hereby constitute and appoint Miramar Services, Inc., John M. Gherlein and Tracy T. Ward, and each of them, as the undersigned’s true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Exchange Act and any rules and regulations and requirements of the Securities and Exchange Commission (“SEC”) in connection with the Scripps Family Agreement among the undersigned, EWSCO, SNI and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned’s name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of EWSCO or SNI; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

Executed on this 14th day of March, 2017.

/s/ Vanessa L. Sanchez
Name: Vanessa L. Sanchez

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

The undersigned hereby agrees, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that a Joint Schedule 13D or Schedule 13G and any amendment thereto be filed on behalf of each signatory to the Scripps Family Agreement dated October 22, 1995, as amended, in respect of (a) the Class A Common Shares of The E. W. Scripps Company (“EWSCO”) and (b) the Class A Common Shares of Scripps Networks Interactive, Inc. (“SNI”).

Know all by these present, that the undersigned does hereby constitute and appoint Miramar Services, Inc., John M. Gherlein and Tracy T. Ward, and each of them, as the undersigned’s true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Exchange Act and any rules and regulations and requirements of the Securities and Exchange Commission (“SEC”) in connection with the Scripps Family Agreement among the undersigned, EWSCO, SNI and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned’s name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of EWSCO or SNI; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

Executed on this 14th day of March, 2017.

/s/ Veronica E. Sanchez
Name: Veronica E. Sanchez

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

The undersigned hereby agrees, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that a Joint Schedule 13D or Schedule 13G and any amendment thereto be filed on behalf of each signatory to the Scripps Family Agreement dated October 22, 1995, as amended, in respect of (a) the Class A Common Shares of The E. W. Scripps Company (“EWSCO”) and (b) the Class A Common Shares of Scripps Networks Interactive, Inc. (“SNI”).

Know all by these present, that the undersigned does hereby constitute and appoint Miramar Services, Inc., Bruce W. Sanford and John M. Gherlein, and each of them, as the undersigned’s true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Exchange Act and any rules and regulations and requirements of the Securities and Exchange Commission (“SEC”) in connection with the Scripps Family Agreement among the undersigned, EWSCO, SNI and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned’s name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of EWSCO or SNI; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

Executed on this 23rd day of March, 2015.

/s/ Austin S. Heidt
Name: Austin S. Heidt

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

The undersigned hereby agrees, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that a Joint Schedule 13D or Schedule 13G and any amendment thereto be filed on behalf of each signatory to the Scripps Family Agreement dated October 22, 1995, as amended, in respect of (a) the Class A Common Shares of The E. W. Scripps Company (“EWSCO”) and (b) the Class A Common Shares of Scripps Networks Interactive, Inc. (“SNI”).

Know all by these present, that the undersigned does hereby constitute and appoint Miramar Services, Inc., Bruce W. Sanford and John M. Gherlein, and each of them, as the undersigned’s true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Exchange Act and any rules and regulations and requirements of the Securities and Exchange Commission (“SEC”) in connection with the Scripps Family Agreement among the undersigned, EWSCO, SNI and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned’s name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of EWSCO or SNI; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

Executed on this 12th day of August, 2015.

/s/ Jenny Mitchell
Name: Jenny Mitchell

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

The undersigned hereby agrees, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that a Joint Schedule 13D or Schedule 13G and any amendment thereto be filed on behalf of each signatory to the Scripps Family Agreement dated October 22, 1995, as amended, in respect of (a) the Class A Common Shares of The E. W. Scripps Company (“EWSCO”) and (b) the Class A Common Shares of Scripps Networks Interactive, Inc. (“SNI”).

Know all by these present, that the undersigned does hereby constitute and appoint Miramar Services, Inc., Bruce W. Sanford and John M. Gherlein, and each of them, as the undersigned’s true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Exchange Act and any rules and regulations and requirements of the Securities and Exchange Commission (“SEC”) in connection with the Scripps Family Agreement among the undersigned, EWSCO, SNI and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned’s name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of EWSCO or SNI; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

Executed on this 12th day of August, 2015.

/s/ Jessica Scripps
Name: Jessica Scripps

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

The undersigned hereby agrees, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that a Joint Schedule 13D or Schedule 13G and any amendment thereto be filed on behalf of each signatory to the Scripps Family Agreement dated October 22, 1995, as amended, in respect of (a) the Class A Common Shares of The E. W. Scripps Company (“EWSCO”) and (b) the Class A Common Shares of Scripps Networks Interactive, Inc. (“SNI”).

Know all by these present, that the undersigned does hereby constitute and appoint Miramar Services, Inc., Bruce W. Sanford and John M. Gherlein, and each of them, as the undersigned’s true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Exchange Act and any rules and regulations and requirements of the Securities and Exchange Commission (“SEC”) in connection with the Scripps Family Agreement among the undersigned, EWSCO, SNI and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned’s name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of EWSCO or SNI; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

Executed on this 28th day of April, 2015.

/s/ Nathaniel W. Heidt
Name: Nathaniel W. Heidt

JOINT FILING AGREEMENT AND POWER OF ATTORNEY

The undersigned hereby agrees, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that a Joint Schedule 13D or Schedule 13G and any amendment thereto be filed on behalf of each signatory to the Scripps Family Agreement dated October 22, 1995, as amended, in respect of (a) the Class A Common Shares of The E. W. Scripps Company (“EWSCO”) and (b) the Class A Common Shares of Scripps Networks Interactive, Inc. (“SNI”).

Know all by these present, that the undersigned does hereby constitute and appoint Miramar Services, Inc., Bruce W. Sanford and John M. Gherlein, and each of them, as the undersigned’s true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Exchange Act and any rules and regulations and requirements of the Securities and Exchange Commission (“SEC”) in connection with the Scripps Family Agreement among the undersigned, EWSCO, SNI and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned’s name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of EWSCO or SNI; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

Executed on this 27th day of February, 2015.

/s/ Robert S. Heidt III
Name: Robert S. Heidt III